UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Date of Report (Date of earliest event reported):  June 11, 2008

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THE BANKER’S STORE, INC.

 (Exact name of registrant as specified in its charter)

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New York		22-3755756
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1535 Memphis Junction Road,  Bowling Green, KY  42101

(Address of Principal Executive Office) (Zip Code)

(270) 781-8453

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 On June 11, 2008, the Board of Directors of The Banker’s Store, Inc. met to resolve a list of issues regarding the operation and structure of the Company.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

1.

The continued search for outside directors has resulted in the nomination of Allison A. Belcher to the position.  Ms. Belcher is an attorney whose experience includes, Assistant Attorney General, Office of the Attorney General, State of Florida, an Associate at The Divorce Center, P.A. which specializes in family law and criminal law, an Associate at Reynolds, Stowell, Parrino, P.A. of St. Petersburg, Florida, specializing in litigation and counsel to insurance companies, corporate and personal injury, and Assistant Public Defender, Office of the Public Defender for the 6th Judicial Circuit, State of Florida, Clearwater, Florida, specializing in criminal misdemeanor and felony.

2.

The Company adopted a compensation method for any outside board members consisting of $500 a person per meeting and reasonable expenses per board meeting.

3.

Currently the President and CEO of the Company, Vincent C. Buckman, has a two year employment agreement, commencing on October 9th, 2006 and ending on October 8th, 2008.  The policy of the contract is to inform Mr. Buckman at least two months prior to the end of the contract if it will be terminated or renewed.  It is the decision of the board that the employment contract for Mr. Buckman will not be renewed.

4.

Upon notification of non-renewal of Mr. Vincent C. Buckman’s employment contract ending on October 8th, 2009, the Board invites Mr. Buckman the opportunity to initiate discussion regarding a new contract.

5.

Due to the prior resignation of the Chief Financial Officer and the ongoing search for a new Chairman, it is appropriate to place authority in another officer.  The Board of Directors approved the appointment of Cynthia A. Hayden, 38, to Executive Vice President and be accorded the authority necessary to conduct the business of the Company including signing of checks and other documents commonly attributed to the office of Executive Vice President.   Ms. Hayden was formerly the Vice President of the Company and has been with the Company since 1998.  Ms. Hayden works in the accounting department as well as preparation of the Company filings.    There are no contractual agreements between Ms. Hayden and the Company.  She is married to Duane Hayden, Director.

6.

Due to the prior resignation of the Chief Financial Officer and the ongoing search for a new Chairman, it is appropriate to place authority in another officer.  The Board of Directors approved the appointment of Cynthia A. Hayden to Executive Vice President and be accorded the authority necessary to conduct the business of the Company including signing of checks and other documents commonly attributed to the office of Executive Vice President.

Item 8.01

Other Events

1.

In an effort to anticipate changes in the economy and the Company’s current business environment, the Company resolved to restate the corporate information statement to pursue additional business as appropriate in the following sectors:  ecommerce, power, energy, transportation, and security.  The Company may also be pursued through acquisition using the public entity as a vehicle to improve and sustain shareholder value.

2.

The Company has directed management to assess and prepare a Policy Statement for Company Automobiles including automobiles, vans, trucks and trailers used in the everyday function of performing business operations and sales.  The policy will be presented and implemented at the July 2008 board meeting.

3.

The Company has resolved to have monthly board meetings either in person, telephonically, or in person.  The purpose is to stay ahead of industry developments and to stay compliant with current rules and regulations.  The board requires that at least two meetings per year be attended in person.

4.

The Company resolved to have their Annual Meeting of Shareholders on or about September 28, 2008.

5.

The complexity of the legal and regulatory environment in which the Company operates requires that Executive Officers and Directors Liability insurance be considered.   The board has directed management to seek quotations for such coverage.

6.

In compliance with provisions established in the Sarbanes-Oxley Act of 2002, the Company’s management will investigate a communication vehicle, such as a telephone line, to report any matters related to the Company that are heinous or suspicious requiring further investigation.  The communication line will be separate from the company, posted on the Company’s website, and will be independent and separate from Company management to maintain personnel anonymity.

7.

Presently, no capital budget exists for the Company to cover various types of furniture, fixtures, equipment, buildings, vehicles, and other items that have specific life expectancies and carry a minimum cost of $1000.  It is therefore resolved by the Board that the management of the Company will prepare each year a capital budget.  The first budget figures will be presented during the 1st fiscal quarter of the Company at the August 2008 meeting date, which as yet has not been set.

8.

 The Board of Directors and Management of the Company in their efforts to fulfill responsibilities to the shareholders of the Company and Sarbanes-Oxley Act of 2002 have implemented a policy regarding various reports, comparative analyses, forecasts and other statements be presented at every monthly Board of Directors meeting.

9.

The Board of Directors of the Company have directed management to review and asses the need for a disaster recovery plan in order to secure the Company’s systems records that may be susceptible to intrusion, destruction, etc.  The findings will be presented at the November 2008 Board of Directors meeting.

10.

As the Company accelerates its growth it may become necessary to extend its financial systems beyond their present reach.  A review and assessment of integrated multi-site financial systems will be investigated in order to facilitate the ease of period reporting to the Board.  The assessment will begin with an identification of risks both acceptable and not acceptable.

11.

The management of the company shall prepare and present for review and approval an Ethics Policy to the Board of Directors at its July 2008 meeting.

12.

It is the intention of the Board of Directors to seek and impanel a new Chairman of the Board.   The Board, executive management, and consultants are to present to the Nominating Committee of the Board of Directors candidates for consideration for the position.

13.

The Board of Directors acknowledges that the annual election of Directors from time to time may result in the need to locate new directors.  It is therefore resolved to establish a Nominating Committee that will consist of the minimum of three members, being a Chairman and two outside directors.  Additional directors may participate as deemed appropriate by the Chairman.

14.

Be it resolved that the Board of Directors will require the Company to build its capital base which may include common stock, preferred stock, warrants, options, or other funding opportunities.  The Board of Directors recognizes the need to use the capital sources available to both acquire others and to provide necessary capital for the ongoing businesses of the Company.  Such capital may also provide the opportunities to incent various members of management and other staff.

15.

The Company resolved that it may issue an “S” filing as considered necessary to increase the liquidity available for facilitating acquisition or other needs.

16.

The Consulting Agreement, dated May 1, 2008, provided for performance and compensation regarding disposition of certain shares of the Company stock between then Chairman Paul D. Clark, The Banker’s Store, Inc., ZBI of Michigan and Woodmoor Associates, LLC be ratified.

17.

AEI ( Aviation Experts International ) has been engaged to assist the Company in an effort to remain compliant according to Sarbanes-Oxley Act of 2002, and Securities and Exchanges Acts of 1933 and 1934.  An agreement was established by and between The Banker’s Store, Inc. and AEI and executed by Paul D. Clark, Chairman, and is hereby ratified by the Board of Directors.

18.

The Board of Directors directs the creation and maintenance of a Corporate Governance Handbook.

19.

Management of the Company has been directed to change the names of the bank accounts, stock and transfer accounts, lines of credit, vendor and client accounts as appropriate upon possible reverse merger, name change or various actions ratified herein

20.

The Board of Directors acknowledges that management of the public entity and carrying out the business of the Company requires various forms of payments which may include audit, legal, taxation, Director, acquisition and other costs.  It is resolved that the holding company is authorized to charge the subsidiary companies fees for management or other services and will be subject to periodic review.

21.

The changes contemplated by the Company and its Directors will alter significantly the businesses of the Company.  It is therefore appropriate to continuously review and rewrite the website providing for proper links applicable to investors, clients, vendors, employees and interested parties.  Thus the website will be assessed and upgraded as considered necessary to meet the needs of the Company and to continue to be compliant with the various rules and regulations under which the Company operates.

22.

The Board of Directors authorizes the issuance of shares of preferred stock in such amounts, denominations and other attributes considered necessary to achieve the business of the Company.   The Board of Directors also authorizes the issuance of warrants considered integral to the shares of preferred stock in such amounts, denominations and other attributes considered necessary to achieve the business of the Company.

23.

The Board of Directors adopts the purchase of Chesscom Consultants, Inc. and all other subsidiaries thereof.   The acquisition will provide liquidity and will be discounted before determining the exchange of shares.

24.

The Board of Directors authorizes the issuance of common stock and or preferred stock for the purchase of Chesscom Consultants, Inc.

25.

Robert Scott, CPA, being located in the general area of Chesscom Consultants, Inc. has agree to provide specific services in preparation of the acquisition of Chesscom Consultants, Inc.  Such services have been proposed at $9,200.

26.

The Board of Directors recognizes that the management of The Banker’s Store, Inc. is best directed at the building of the business of The Banker’s Store, Inc.  However, The Banker’s Store, Inc. recognizes the need for additional consulting services while transitioning into the businesses of power, energy, transportation, and security.  Thus the Board of Directors desires to further engage the services of ZBI of Michigan and Woodmoor Associates, LLC.  These consulting companies will present a retainer agreement for their services at the July 2008 board meeting.

27.

The change in business contemplated by management and by the Board of Directors requires the creation of a holding company, re-incorporation in the State of Nevada and effecting a change in name.  In addition, increasing the value of the public entity for the benefit of shareholders will require transactions commonly referred to as a reverse merger.  The spin off and reverse merger result in the shareholders of The Banker’s Store, Inc. becoming shareholders of both the present public entity and the newly formed spin off company.   Further the Board of Directors acknowledges that it may be necessary to forward or reverse split the shares of the Company.

28.

It is resolved that the officers of the holding company shall be appointed to two year terms and be ratified through a vote of the shareholders at the applicable annual shareholder’s meeting.  Such officers may be compensated and such compensation shall be considered by the Compensation Committee of the Board of Directors.  Generally the officers of the holding company would be comprised of a Chief Executive Officer, a Chief Financial Officer, and a Chief Administrative Officer, and other such officers as from time to time determined appropriate by the Company of the Board of Directors.

29.

It is resolved that a new corporate name be reserved in order to reinvent its identity to more appropriately follow the economic sectors in its “Restated Corporate Information Statement”.  The name shall portray a structure that facilitates such sectors of the economy as ecommerce, energy, power, transportation and security.  Further such name will not obscure The Banker’s Store, Inc. B. G. Banking Equipment, Inc. or Financial Building Equipment Exchange.   Such names will still be used.

30.

At present The Banker’s Store, Inc. is incorporated in the State of New York.  It is the desire of the Board of Directors and management of the Company to reincorporate the resulting public entity of the spin off in the State of Nevada.

31.

It has been brought to the attention of the Board of Directors that no effective policy for the verification and approval of payments to employees for business expenses is in place, or if such a policy exists is not being followed uniformly.  It is determined by the Board of Directors of The Banker’s Store, Inc. to develop comprehensive and uniform procedures for the submission, verification and payment of employee expense accounts.  The Executive Vice President is hereby directed to draft a set of comprehensive and uniform procedures for the submission, verification, and payment of employee expense accounts, to be presented to the board at the July 2008 meeting.    Until such time as the new procedures are ratified and adopted by the Board, no employee expenses will be paid by the Company unless such expenses are supported by an original receipt or such other documentary evidence showing the amount, date, place, and purpose of the expenditure.

32.

Through a course of introductory meetings, The Banker’s Store, Inc. agrees to enter into a joint agreement with three companies to further pursue the potential possibilities of business expansion and growth.  One company is a private company and is involved in “green” manufacturing opportunities.   The other is a private company that is involved in transportation opportunities.   The third is a private company involved in ecommerce.

33.

The anticipated estimated costs for the acquisition, spin off, and reverse merger previously discussed are approximately $50,000.   Other estimates will be obtained from the company’s outside audit firm and providers of services attendant to the transactions.  At this time it is appropriate to retain Thomas C. Cook, Esq. for such legal services and to seek estimates for audit and other services needed.

34.

A request was made for the Board of Directors to provide Mr. Vincent C. Buckman, CEO and Director with indemnification for acts, exclusive of overt acts that may have occurred prior to this date but at present are not known or at minimum directed by the Board of Directors prior to this date.  The request being based on the retirements at the prior meeting of two directors, those also being the two principal shareholders.  Discussion provided for such provision to also apply to Cynthia A. Hayden, Corporate Secretary, Vice President, and Director.

35.

Motion was made and seconded to issue sufficient shares of common stock into trust to fully reflect the potential exercise of options based on an agreement between The Banker’s Store, Inc. and Objective Equity from June 2007.  Approximately 300,000 shares of stock will be placed into trust subject to claim and denial of claim based of performance or lack thereof.  The issued shares are to be placed in a trust account disposition being restricted according to the existing option grants and the results of the disputed agreement.  Upon completion of either or both or a finding that such shares are no longer required for potential issuance, the remaining shares held in the trust account are to be returned to the Company as treasury stock.

36.

Management presented the Report on Internal Financial Reporting Controls to the Board of Directors.  The report identified specific areas of risk and recommended actions to address each area.  Following discussion a motion was made and seconded accepting the report in its entirety.  Further, the recommendations contained therein are to be implemented in conjunction with prior resolutions regarding risk controls, such as the Disaster Recovery Plan, Monthly Review of Financial Information, Ethics Policy, etc.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Acquisition Agreement and Plan of Merger with Chesscom Consultants, Inc. dated June 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BANKER’S STORE INC.

By:	/s/ VINCENT BUCKMAN
Vincent Buckman President and Chief Executive Officer, (Principal Executive Officer)

Date:  June 17, 2008